SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 2004


                                VCA Antech, Inc.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                       001-16783                   95-4097995
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS

Reference is made to the press release of Registrant issued on April 27, 2004, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

       99.1     Press release dated April 27, 2004, regarding earnings guidance.

       99.2 Press release dated April 27, 2004, regarding earnings for the first quarter of fiscal 2004.


ITEM 12.  Results of Operations and Financial Condition

Reference is made to the press release of Registrant issued on April 27, 2004, regarding earnings for the first quarter of fiscal 2004, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as
Exhibit 99.2.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 27, 2004                                      VCA Antech, Inc.



                                                    /s/ Tomas W. Fuller
                                                    ----------------------------
                                                    By:  Tomas W. Fuller
                                                    Its: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibits

       99.1     Press release dated April 27, 2004, regarding earnings guidance.

       99.2 Press release dated April 27, 2004, regarding earnings for the first quarter of fiscal 2004.